Exhibit 99.1

February 8, 2018 2018 Business Update Andy Marsh, CEO Paul Middleton, CFO

Cautionary Note on Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about the Company, including but not limited to statements about the Company’s expectations regarding full year 2018 revenue and Q1 2018 revenue, adjusted gross margin and adjusted EBITDAS, achieving adjusted EBITDAS break even, increasing revenue and gross margin, improving fuel cell stack life, the expansion of fuel cells into additional vehicle markets, the launch of ProGen engines, a potential strategic partnership for the China market, opportunities in the on-road electric vehicle market, and expansion in the hydrogen fueling business. Investors are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that the Company continues to incur losses and might never achieve or maintain profitability; the risk that the Company will need to raise additional capital to fund its operations and such capital may not be available; the risk that the Company’s lack of extensive experience in manufacturing and marketing products may impact its ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or be converted to revenue, in whole or in part; the risk that a loss of one or more of the Company’s major customers could result in a material adverse effect on the Company’s financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of the Company’s common stock; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls; the Company’s ability to attract and maintain key personnel; the risks related to the use of flammable fuels in the Company’s products; the risk that pending orders may not convert to purchase orders, in whole or in part; the cost and timing of developing, marketing and selling the Company’s products and the Company’s ability to raise the necessary capital to fund such costs; the Company’s ability to obtain financing arrangements to support the sale or leasing of its products and services to customers; the Company’s ability to achieve the forecasted gross margin on the sale of its products; the cost and availability of fuel and fueling infrastructures for the Company’s products; the risk of elimination of government subsidies and economic incentives for alternative energy products; market acceptance of the Company’s products and services, including GenDrive units; the Company’s ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for the Company’s products; the Company’s ability to develop commercially viable products; the Company’s ability to reduce product and manufacturing costs; the Company’s ability to successfully market, distribute and service its products and services internationally; the Company’s ability to improve system reliability for its products; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the Company’s ability to protect its intellectual property; the cost of complying with current and future federal, state and international governmental regulations; the risks associated with potential future acquisitions; the volatility of the Company’s stock price; and other risks and uncertainties referenced in the Company’s public filings with the SEC. For additional disclosure regarding these and other risks faced by the Company, see disclosures contained in the Company’s public filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Investors should consider these factors in evaluating the forward-looking statements included in this communication and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and the Company undertakes no obligation to update such statements as a result of new information. This presentation includes certain financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). For disclosure relating to our use of non-GAAP financial measures and a reconciliation of non-GAAP measures to GAAP measures, please see our Current Report on Form 8-K filed with the SEC on February 8, 2018 or go to our website at www.plugpower.com, or directly at http://www.ir.plugpower.com/Financial-Information/SEC-Filings/default.aspx.

2017 Disappointments Speed of Gross Margin Enhancements Expediting Costs Shortfall due to service and hydrogen costs Cash Position Margin Crunch Working capital to fund growth Bookings Timing to close a third megadeal

2017 Accomplishments Record Revenue An increase of >50% versus 2016 AMZN Contract $600M Deal with ~ $70M spend in 2017 WMT Contract Planned expansion of over 30 more sites with significantly improved financing Delivery Van Programs DongFeng Federal Express European Expansion Carrefour Colruyt Deployment of >5,200 Plug Power Stacks Continue to Grow Installed Base 20,000 GenDrive units and 60 fueling stations

2017 Preliminary Results (Unaudited)

Metric	Q4 2017 Preliminary Results	FY 2017 Preliminary Results
Gross Revenues	>$30 million	>$130 million
GenDrive Units Deployed	1,300	5,400
Adjusted Gross Margin[1]	~3.0%	~1.0%
Contract Bookings	$125 million	$285 million
Free Cash Flow[2]	~$24 million	~($58) million

1. Gross revenue less total cost of goods sold (excludes customer warrant accounting)
2. Cash flows from operating and investing activities, plus inflows from project financing for PPA sites

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2018 Guidance Full-Year 2018 Revenue Guidance: $155 million - $180 million Gross revenue less total cost of goods sold (excludes customer warrant accounting) EBITDAS plus cash financing margin for PPA deployments Metric Q1 2018 Forecast Q1 2017 Actual Gross Revenue $22-24 mil $15.2 mil Adjusted Gross Margin1 (13)-(11)% (29)% Adjusted EBITDAS2 $(13)-(11) mil $(15) mil

2018 Goals Remain focused on Expanding the Material Handling Business Achieving Adjusted EBITDAS Breakeven: Second half of 2018 Product Sales: $.30 of every additional $1.00 in sales will flow to bottom line Service Costs: Improved stack life Hydrogen: Increase system efficiency Pursue Profitable Business Expansion Opportunities On- road vehicles China Hydrogen

Momentum to Positive EBITDAS & Cash Flow Run Rates

PLUG POWER

- Sales Growth, COGS Cost Downs, & Containing Opex Drives Positive EBITDAS & Cash Flows
- Quarterly Milestone Inflection Point ~ $60m Sales & 15% Gross Margin for Break Even EBITDAS
- Free Cash Flows Inflection Point will Lag EBITDAS Slightly given CAPEX and Working Capital Investments



Q3 17 AR Conversion
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q3 17 Build Activity
Deployments Values
Free Cash Flow
Linear (Deployments Values)

Note: Q4 2017 unaudited; FY2018 are forecasts.

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Income Statement – Targeted Breakeven Run Rate

Targeted Quarterly Breakeven Run Rate		Q3 2017
Gross Revenues	$60 mil	$61.4 mil
Adjusted Gross Margin[1]	~15%	11%
Cash Financing Margin for PPA Deployments[2]	$3 million	$3 million
Cash Operating Expenses[3]	$12 million	$12 million
Adjusted EBITDAS[4]	$0	$(2) million

Close to Achieving

1. Gross revenue less total cost of goods sold (excludes customer warrant accounting)
2. Gross sale proceeds in PPA sale leaseback transaction net of costs to deploy ~ 3 sites
3. Operating expenses less non-cash charges (e.g. depreciation, stock compensation, etc.)
4. EBITDAS plus cash financing margin for PPA deployments

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Explaining our Balance Sheet: Liquidity Perspective Long Term Debt (“LTD”) @ YE 17 - $32 million Restricted Cash to LTD - 1.6 Times Total Assets to LTD – 8.5 Times Total Enterprise Value @ YE 17 to LTD – 18 Times Note: Capital lease obligations will be funded by future PPA receipts for related sites. Sufficient Long-Term Liquidity to Cover All Debt

Beyond Material Handling

ProGen Hydrogen Engines: Accelerate OEM Integration 120kW 30kW 10kW Modular Turnkey Scalable

Plug Power Metal Stack Technology: The Heart of ProGen Engines Specific Power (KW/Kg) 2.0 1.4 B Best in Class Automotive Based on publicly available information ProGen Delivers Industry-leading Specific Power

Addressing the Fuel Cell Opportunity in China Large Electric Vehicle Market Multiple interested partners (Vehicle OEMs, part suppliers, value chain partners) 2030 target: >1M FCEVs 2030 target: >1,000 H2 fueling stations Strong Government Support

Seeking long term partner(s) on equal footing with Plug Power Targeting spanning OEMs and supplies, to end-users In discussions with potential partners Plug Power’s China Strategy

Hydrogen Generation Significant, long-term gross margin growth opportunities

2018 Goals Full-Year 2018 Revenue Guidance: $155 million - $180 million Achieving Adjusted EBITDAS Breakeven: Second half of 2018 Product Sales: $.30 of every additional $1.00 in sales will flow to bottom line Service Costs: Improved stack life Hydrogen: Increase system efficiency Pursue Profitable Business Expansion Opportunities On- road vehicles China Hydrogen

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